Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    September 30, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	11/1/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1, 2016 to September 30, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$6,173,539.74	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	867,463.20		8,443,266.38
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$867,463.20		$8,443,266.38

3.	Cash Disbursements
	Operations	1,006,237.18		12,191,933.39
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		0

	Total Cash Disbursements	$1,006,237.18		$12,446,254.99

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(138,773.98)		(4,002,988.61)

5.	Ending Cash Balance (to Form 2-C)	$6,034,765.76	(2)	$6,034,765.76	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	5,844,479.51

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$6,034,765.76	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1,  2016 to September 30,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
9/09/2016	Keith L. Mohl & Marlene Mohl	Joint interest billing reimbursement	$75.86
9/09/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	7.78
9/09/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	5,456.49
9/09/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,301.46
9/09/2016	BreitBurn Operating LP	Revenue - non-operated properties	2,928.70
9/09/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,095.55
9/09/2016	Sunshine Valley Petroleum Corp	Revenue - non-operated properties	277.01
9/09/2016	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	579.02
9/09/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	536.24
9/13/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	821.58
9/16/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	26.20
9/16/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	6.82
9/16/2016	Thunder Oil and Gas	Joint interest billing reimbursement	1.58
9/16/2016	EOG Resources, Inc.	Revenue - non-operated properties	69.71
9/16/2016	Black Bear Oil Corp.	Revenue - non-operated properties	4.20
9/16/2016	EnCana Oil & Gas (USA) Inc	Revenue - non-operated properties	128.03
9/20/2016	XTO	Revenue - non-operated properties	1,400.55
9/23/2016	The VM Partnership,LLLP	Joint interest billing reimbursement	51.42
9/23/2016	Eighty-Eight Oil LLC	Revenue - non-operated properties	145.75
9/23/2016	Shell Trading	Revenue - non-operated properties	9,274.59
9/23/2016	XTO	Revenue - non-operated properties	636.77
9/26/2016	ConocoPhillips Company	Revenue - non-operated properties	23,246.65
9/29/2016	Warren Resources, Inc.	Joint interest billing reimbursement	60,225.12
9/29/2016	Warren Resources, Inc.	Joint interest billing reimbursement	71,245.60
9/29/2016	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	189.15
9/29/2016	Petro Harvester	Revenue - non-operated properties	94.89
9/29/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,923.77
9/29/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	2,033.96
9/29/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	23.47
9/29/2016	Eighty-Eight Oil LLC	Revenue - non-operated properties	75.66
9/30/2016	Summit Energy LLC	Revenue - non-operated properties	680,579.62

		Total Cash Receipts	$867,463.20	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1,  2016 to September 30,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
9/1/2016	45857	Alsco	Field operating expenses	$513.32
9/1/2016	45858	Atlas Automation	Field operating expenses	2,267.50
9/1/2016	45859	BreitBurn Operating LP	Joint interest billing payment	8,319.48
9/1/2016	45860	Burlington Resources	Joint interest billing payment	27,538.09
9/1/2016	45861	C&G Roustabout Services, LLC	Field operating expenses	2,254.46
9/1/2016	45862	COPAS-Colorado	General and administrative expenses	1,200.00
9/1/2016	45863	Chevron USA, Inc.	Joint interest billing payment	767.73
9/1/2016	45864	Comcast	General and administrative expenses	141.00
9/1/2016	45865	Continental Resources, Inc.	Joint interest billing payment	66.20
9/1/2016	45866	DNOW03	Field operating expenses	1,181.45
9/1/2016	45867	Montex Drilling Company	Joint interest billing payment	1,739.33
9/1/2016	45868	Office of State Lands & Inv.	General and administrative expenses	1.70
9/1/2016	45869	PayFlex Systems USA, Inc.	General and administrative expenses	5,000.00
9/1/2016	45870	Rebecca Deck	Employee expense reimbursement	61.50
9/1/2016	45871	Rocky Mountain Power	Field operating expenses	119,292.59
9/1/2016	45872	Rocky Mountain Power	Field operating expenses	229.14
9/1/2016	45873	Rocky Mountain Power	Field operating expenses	154.38
9/1/2016	45874	Ron's Contract Pumping Serv.	Field operating expenses	603.00
9/1/2016	45875	Union Telephone Company	Field operating expenses	870.08
9/1/2016	45876	Winchester Well Service, Inc.	Field operating expenses	14,190.29
9/1/2016	45877	Wyoming Depart of Revenue	Payment of royalties/overrides	76.69
9/1/2016	45878	Zavanna, LLC	Joint interest billing payment	1,682.15
9/2/2016	45879	DNOW03	Field operating expenses	17,054.42
9/9/2016	45880	Wyoming Oil & Gas Cons. Comm,	General and administrative expenses	75.00
9/12/2016	45882	All American Records	General and administrative expenses	256.16
9/12/2016	45883	Alsco	Field operating expenses	513.32
9/12/2016	45884	Best Western CottonTree	General and administrative expenses	647.95
9/12/2016	45885	Cassidy Mikesell, D.B.A	Field operating expenses	600.00
9/12/2016	45886	Culligan, Inc.	General and administrative expenses	29.00
9/12/2016	45887	Dubois Telephone Exchange	Field operating expenses	277.33
9/12/2016	45888	Dustin Habel	Employee expense reimbursement	146.13
9/12/2016	45889	FireSteel Well Service Inc	Field operating expenses	2,989.50
9/12/2016	45890	Homax Oil Sales Inc.	Field operating expenses	761.62
9/12/2016	45891	KLX Energy Services LLC	Field operating expenses	1,150.10
9/12/2016	45892	Kiowa County Treasurer	General and administrative expenses	10.79
9/12/2016	45893	Konica Minolta	General and administrative expenses	616.31
9/12/2016	45894	Norco, Inc	Field operating expenses	237.64
9/12/2016	45895	PDS Energy Information Inc.	General and administrative expenses	230.95
9/12/2016	45896	PMI, Inc.	General and administrative expenses	56.80
9/12/2016	45897	Patrick R. Sheehan	Field operating expenses	700.00
9/12/2016	45898	REDDOG Systems Inc.	General and administrative expenses	860.00
9/12/2016	45899	Rawlins Automotive, Inc.	Field operating expenses	61.47
9/12/2016	45900	Roberto Lopez-Zaragoza	Employee expense reimbursement	23.30

9/12/2016	45901	True Value of Rawlins	Field operating expenses	51.56
9/12/2016	45902	United Site Services of NV,Inc	Field operating expenses	889.00
9/12/2016	45903	Verizon Wireless	Field operating expenses	75.47
9/12/2016	45904	Weatherford Art. Lift Systems	Field operating expenses	12,254.51
9/12/2016	45905	Winchester Well Service, Inc.	Field operating expenses	14,183.18
9/20/2016	45906	Natrona County Treasurer	Property taxes	44.79
9/20/2016	45907	Office of State Lands & Invest	Payment of royalties/overrides	5,090.62
9/20/2016	45908	Oil & Gas Conservation Comm.	Production taxes	329.52
9/20/2016	45909	Wyoming Depart of Revenue	Production taxes	40,617.19
9/22/2016	45926	Amy Lawton	Employee expense reimbursement	19.99
9/22/2016	45927	Anadarko E&P Onshore LLC	Joint interest billing payment	2,511.45
9/22/2016	45928	Baggs Testing & Rental Inc.	Field operating expenses	402.00
9/22/2016	45929	Bob Hunter	Employee expense reimbursement	379.74
9/22/2016	45930	Computershare Trust Co, Inc.	General and administrative expenses	547.05
9/22/2016	45931	Davis Construction	Field operating expenses	1,246.58
9/22/2016	45932	Davis Family Inc.	Field operating expenses	518.83
9/22/2016	45933	Drummond Refrigeration LLC	Field operating expenses	615.08
9/22/2016	45934	EON Office	General and administrative expenses	376.36
9/22/2016	45935	FireSteel Well Service Inc	Field operating expenses	776.50
9/22/2016	45936	GTT Communications, Inc	General and administrative expenses	3,162.82
9/22/2016	45937	Haystacks, Inc.	Field operating expenses	834.30
9/22/2016	45938	Homax Oil Sales Inc.	Field operating expenses	2,320.07
9/22/2016	45939	Innovative Office Solutions	General and administrative expenses	50.65
9/22/2016	45940	KLX Energy Services LLC	Field operating expenses	4,717.00
9/22/2016	45941	Kel-Tech, Inc.	Field operating expenses	14,938.92
9/22/2016	45942	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	29.13
9/22/2016	45943	Merrill Communications LLC	General and administrative expenses	2,500.00
9/22/2016	45944	Moncrief Royalty Account	Joint interest billing payment	1,081.47
9/22/2016	45945	Montex Drilling Company	Field operating expenses	1,385.99
9/22/2016	45946	Nathan Habel	Employee expense reimbursement	210.00
9/22/2016	45947	Neofirma, Inc.	Field operating expenses	1,791.00
9/22/2016	45948	Norco, Inc	Field operating expenses	128.58
9/22/2016	45949	P2 Energy Solutions	General and administrative expenses	200.00
9/22/2016	45950	Powder River Energy Group	Field operating expenses	191.55
9/22/2016	45951	RPA Advisors, LLC	Professional fees - Creditor	73,776.19
9/22/2016	45952	RapidScale, Inc.	Field operating expenses	250.00
9/22/2016	45953	Robidoux Oilfield Services	Field operating expenses	235.21
9/22/2016	45954	Rosemont WTC Denver	General and administrative expenses	7,500.00
9/22/2016	45955	Tin Boy Garage, LLC	Field operating expenses	777.03
9/22/2016	45956	True Value of Rawlins	Field operating expenses	55.73
9/22/2016	45957	V.F. Neuhaus Properties, Inc.	Field operating expenses	685.03
9/22/2016	45958	Warren Resources, Inc.	Joint interest billing payment	271,557.60
9/22/2016	45959	Weatherford Art. Lift Systems	Field operating expenses	10,424.21
9/22/2016	45960	Winchester Well Service, Inc.	Field operating expenses	10,646.63
9/22/2016	45961	XTO Energy	Joint interest billing payment	3,120.48

9/29/2016	45962	C&G Roustabout Services, LLC	Field operating expenses	2,256.28
9/29/2016	45963	CSI Compressco Inc.	Field operating expenses	17,111.71
9/29/2016	45964	Cassidy Mikesell, D.B.A	Field operating expenses	1,480.00
9/29/2016	45965	Complete Energy Services, Inc.	Field operating expenses	7,853.54
9/29/2016	45966	EON Office	General and administrative expenses	357.69
9/29/2016	45967	Homax Oil Sales Inc.	Field operating expenses	845.22
9/29/2016	45968	Innovative Office Solutions	General and administrative expenses	124.39
9/29/2016	45969	James T. Albi	Employee expense reimbursement	474.87
9/29/2016	45970	KLX Energy Services LLC	Field operating expenses	2,545.40
9/29/2016	45971	Rebecca Deck	Employee expense reimbursement	42.12
9/29/2016	45972	Robidoux Oilfield Services	Field operating expenses	156.88
9/29/2016	45973	Ron's Contract Pumping Serv.	Field operating expenses	603.00
9/29/2016	45974	Support.com, Inc.	General and administrative expenses	2,193.00
9/29/2016	45975	Tin Boy Garage, LLC	Field operating expenses	2,101.92
9/29/2016	45976	Valley Backhoe & Construction	Field operating expenses	5,129.67
9/29/2016	45977	Weatherford Art. Lift Systems	Field operating expenses	5,069.81
9/29/2016	45978	Winchester Well Service, Inc.	Field operating expenses	4,160.80
9/9/2016	45881	D. L. Carpenter	Payment of royalties/overrides	68.34
9/21/2016	45910	Anne Wilcoxson	Payment of royalties/overrides	190.19
9/21/2016	45911	Belinda R. Ervin	Payment of royalties/overrides	95.10
9/21/2016	45912	Charlene A. Carpenter	Payment of royalties/overrides	162.30
9/21/2016	45913	Corinthian Believer Fellowship	Payment of royalties/overrides	760.76
9/21/2016	45914	D. L. Carpenter	Payment of royalties/overrides	79.88
9/21/2016	45915	Fritz I. Merback	Payment of royalties/overrides	43.19
9/21/2016	45916	Janice Bacon Walker	Payment of royalties/overrides	190.19
9/21/2016	45917	Kfrt	Payment of royalties/overrides	67.63
9/21/2016	45918	Lubnau, LLC	Payment of royalties/overrides	159.76
9/21/2016	45919	M. G. Cook	Payment of royalties/overrides	79.88
9/21/2016	45920	Mark Merback	Payment of royalties/overrides	43.19
9/21/2016	45921	Mullinnix LLC	Payment of royalties/overrides	693.14
9/21/2016	45922	Paula Kay Herzog	Payment of royalties/overrides	95.10
9/21/2016	45923	Ricki Jo Eslinger	Payment of royalties/overrides	43.19
9/21/2016	45924	Wesley R. Clark	Payment of royalties/overrides	190.19
9/21/2016	45925	William C. Eiland	Payment of royalties/overrides	380.38
9/1/2016	debit card	Echometer Company	Field operating expenses	493.60
9/2/2016	debit card	Towne Park	General and administrative expenses	922.99
9/2/2016	debit card	SP Plus Corporation	General and administrative expenses	855.00
9/9/2016	debit card	CED Inc.	Field operating expenses	298.38
9/12/2016	debit card	Avis Car Rental	General and administrative expenses	217.19
9/13/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	272.78
9/14/2016	debit card	CED Inc.	Field operating expenses	499.41
9/15/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	1,975.87
9/16/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	789.15
9/1/2016	debit card	Microsoft	General and administrative expenses	147.11
9/6/2016	debit card	Fed Ex	General and administrative expenses	24.53
9/6/2016	debit card	Fed Ex	General and administrative expenses	30.50
9/13/2016	debit card	United States Postal Service	General and administrative expenses	39.11
9/20/2016	debit card	UPS	General and administrative expenses	12.04
9/20/2016	debit card	CED Inc.	Field operating expenses	1,111.81
09/20/16	debit card	Avis Car Rental	General and administrative expenses	6.98
9/16/2016	debit card	Staples Advantage	General and administrative expenses	107.63
9/1/2016	debit card	Start Meeting	General and administrative expenses	28.70

9/7/2016	debit card	Avis Car Rental	General and administrative expenses	20.58
9/30/2016	wire	Office of Natural Resources	Federal Royalties	79,222.79
9/9/2016	wire	Discovery	Company Payroll - 9/9	75,877.89
9/23/2016	wire	Discovery	Company Payroll - 9/23	76,805.25
9/30/2016	wire	Discovery	Company Payroll - 9-30	1,682.30

			Total Cash Disbursements	$1,006,237.18	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    September 30,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$6,034,766	$10,037,754
Accounts Receivable (from Form 2-E)		1,215,116	1,843,543
Receivable from Officers, Employees, Affiliates		(297,309)	408,716
Inventory		2,050,325	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,170	303,393
	Prepaid expenses and deposits	257,828	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,543,896	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,342,189	166,099,098
Total Fixed Assets		167,511,202	167,268,109
Less: Accumulated Depreciation		(114,283,326)	(107,050,551)
Net Fixed Assets		$53,227,876	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$68,248,774	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$971,049	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		384,106	-
Post-petition Taxes Payable (from Form 2-E)		488,484	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	255,187	-
	Other accrued liabilities and expenses	529,335	-
Total Post Petition Liabilities		$2,628,161	$2,548

Pre Petition Liabilities:
Secured Debt		40,853,554	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,687,901	11,429,928
Total Pre Petition Liabilities		51,652,734	54,482,954

TOTAL LIABILITIES		$54,280,895	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(12,638,031)	-
TOTAL OWNERS' EQUITY		$13,967,879	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$68,248,774	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    September 1,  2016 to September 30,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$741,207	$7,302,178
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$741,207	$7,302,178

Cost of Goods Sold	489,622	8,186,827

Gross Profit	$251,585	$(884,649)

Operating Expenses:
Officer Compensation	$0	$549,204
Selling, General and Administrative	120,848	1,278,183
Rents and Leases	7,500	112,663
Depreciation, Depletion and Amortization	659,601	7,232,777
Other (list):	0	0
	0	0

Total Operating Expenses	$787,949	$9,172,827

Operating Income (Loss)	$(536,364)	$(10,057,476)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	98	3,642
Interest Expense	(39,453)	(827,477)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(39,355)	$(1.040,957)

Reorganization Expenses
Legal and Professional Fees	$32,172	$1,508,337
Other Reorganization Expense	0	31,261

Total Reorganization Expenses	$32,172	$1,539,598

Net Income (Loss) Before Income Taxes	$(607,891)	$(12,638,031)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(607,891)	$(12,638,031)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    September 1,  2016 to September 30,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	16,605	(16,605)	$ -
Employee FICA taxes withheld	$ -	7,208	(7,208)	$ -
Employer FICA taxes	$ -	7,243	(7,243)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	82	(82)	$ -
Other:_state income tax withheld	$ -	2,828	(2,828)	$ -
Local
Personal property taxes	$ 371,046	29,562	(45)	$ 400,563
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 99,474	29,480	(41,034)	$ 87,921
			Total unpaid post-petition taxes	$ 488,484

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    September 1,  2016 to September 30,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				90,827	90,827
Post-petition receivables	1,043,258	56,100	609	24,321	1,124,289
Total	1,043,258	56,100	609	115,148	1,215,116

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	173,991	123,886	89,549	583,623	971,049
Other Payables
Total	173,991	123,886	89,549	583,623	971,049

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		($8,082)			$ 115,140
Counsel for Unsecured
Creditors' Committee		$ 254			$ 65,165
Trustee's Counsel
Accountant		$ 18,500			$ 18,500
Creditor Counsel	$ 190,286	$ 25,000			$ 95,000
Creditor Advisors		$ 15,000	($73,776)		$ 61,226
Other:					$ 29,075
Total	$ 190,286	$ 50,672	($73,776)		$ 384,106
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Gary Grinsfelder	Chief Operating Officer		Compensation - 9/9, 9/23		15,384
Adam Fenster	Chief Financial Officer		Compensation - 9/9, 9/23		15,384

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           September 30,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997		$10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter		$	$ 2,952,005		$9,750	45707	July 21, 2016

July	2016	$	$ 614,602
August	2016		$ 931,191
September	2016		$ 1,006,237

TOTAL 3rd Quarter		$	$ 2,552,030	$

October		$	$ 0
November			$ 0
December			$ 0

TOTAL 4th Quarter		$	$ 0	$

FEE SCHEDULE (as of SEPTEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    September 30,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from September 1st through September 30th, there were no material unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

The Debtor continues discussions with the secured lenders about their desired plans to move forward. Once agreement has been reached regarding such plans, the Plan already submitted by the Debtor will be modified or amended, as needed. In the interim, the Debtor continues to operate normally.

Rev. 1/15/14